Exhibit 10.2

                              EMPLOYMENT AGREEMENT
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     This EMPLOYMENT AGREEMENT (hereafter the "Agreement"), dated as of February
7, 2007 (hereafter the "Effective Date"), is between Sustainable Power Corp., a Nevada corporation (hereafter the "Company") and. John H. Rivera (hereafter the "Executive").

          Employment.  The Company hereby employs the Executive, and the
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Executive hereby agrees to employment with the Company, upon all the terms and conditions set forth below. Executive represents and warrants that: (a) he has full power and authority to enter into this Employment Agreement, (b) he is not restricted in any manner whatsoever from performing the duties described below, and (c) no agreement, covenant or other matter prohibits or limits his ability or authority to enter into this Agreement or perform all of the duties described below. Executive's employment with the Company shall include service for the Company's direct and indirect subsidiaries and affiliated entities (the "Subsidiaries").

          Employment Term.  The "Employment Term" and Executive's employment
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under this Agreement shall commence on the Effective Date and shall continue for a period of five (5) years from the Effective Date, ending at the close of business on February 7, 2012, provided, however, that the Employment Term shall automatically extend for successive one-year periods (such extensions also being referred to as the "Employment Term"), as long as neither party has given written notice to the other party at least 180 days prior to the end of the then current term that such term shall not be extended, and further provided that the Agreement has not been terminated earlier in accordance with the provisions of
Section 9 below. If the Executive's employment terminates for any reason, with or without Cause, the Executive shall not be entitled to any payments, benefits, damages, awards, or compensation other than as provided in Section 9 below or as otherwise provided by law or by any applicable employee benefit plan in which he participates. The parties acknowledge that certain obligations under this Agreement survive the end of Executive's employment.

          Position and Duties.
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          Chairman of the Board of Directors.  The Company shall employ the
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Executive as its Chairman of the Board of Directors, and such other office or offices as shall be determined by the Board. Executive shall report to the Company's Board of Directors (the "Board") or the Board's designee. Executive shall serve as a member of the Board and as an officer and/or director of any Subsidiaries. Executive shall have such responsibilities and duties as are commensurate with the positions appointed in an entity comparable to the Company. The Board shall have the right to modify Executive's duties and responsibilities from time to time as the Board may deem necessary or appropriate.

          Manner of Employment.  Executive shall faithfully, diligently and
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competently perform his responsibilities and duties.  The Executive shall devote his exclusive and full business efforts and time to the Company. This Section, however, shall not preclude the Executive, outside normal business hours, from engaging in appropriate civic or charitable

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activities, or from serving as a director of any not-for profit entity, as long as such activities do not interfere or conflict with his responsibilities to the Company. With the Board's written consent, Executive may serve as a director of a for-profit entity.

          Base Compensation.  Commencing on the Effective Date, the Company
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shall pay the Executive base compensation in the gross amount of $500,000 per year, subject to reviews and increases in the sole discretion of the Board ("Base Compensation"). Base compensation shall be paid periodically in accordance with normal Company payroll practices. Executive understands and agrees that pending proper financing of the Company, such Base Compensation may be accrued.

          Employment Benefits. Executive shall be entitled to the following
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benefits during the Employment Term:

          Expense Allowance. Executive shall be reimbursed for business related
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expenses reasonably and necessarily incurred and advanced by Executive in performing his duties for the Company, subject to review by the Chairman of the Board or his designee and in accordance with Company policy as it exists from time to time.

          Car Allowance.  The Company will provide Executive a car allowance or
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lease for his use a car reasonably acceptable to the parties.

          Other Benefits.  Executive may participate in all other employee
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benefit plans and programs as the Company may, from time to time, offer to its executive employees, subject to the same terms and conditions as such benefits are generally provided by the Company. All such benefits are subject to plan documents (where applicable) and the Company's policies and procedures. Nothing in this Section guarantees that any specific benefit will be provided or offered by the Company which has the right to add, modify, or terminate benefits at any time.

          Bonus.  For fiscal years during the Employment Term commencing with
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the Effective Date, Executive shall be eligible to receive a target bonus of up to 50% of his Base Compensation for such year, based upon the Company's performance and Executive's performance of objectives during that time period as determined by the Compensation Committee of the Board, in its reasonable discretion. Such objectives will be established by the Compensation Committee of the Board, subject to Board approval, after consultation with Executive, and may relate to, without limitation, financial performance, raising new capital, successful resolution of certain outstanding matters that have been discussed with Executive, development and implementation of a strategic plan, and management of the Company.

          Termination and Severance Benefits.
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          Death.  The death of Executive shall automatically terminate the
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Company's obligations under this Agreement; provided however, that the Company shall pay to

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Executive's estate Executive's Base Compensation and accrued benefits through the date of termination.

          Disability. If Executive is unable, in the reasonable determination of
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the Board, to render services of substantially the kind and nature, and to substantially the extent, required to be rendered by Executive under this Agreement due to illness, injury, physical or mental incapacity or other disability, for 120 days, whether consecutive or not, within any 12 month period, Executive's employment may be terminated by the Company and the Company's sole obligation shall be to pay to Executive his Base Compensation and accrued benefits through the date of termination.

          Resignation.  If Executive resigns his employment during the
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Employment Term other than for Good Reason (as defined below), the Company shall have no liability to Executive except to pay Executive's Base Compensation and any accrued benefits through his last day worked, and Executive shall not be entitled to receive severance or other benefits. Notice given by Executive of non-renewal of this Agreement shall be treated as a resignation for purposes of this Section.

          Resignation for Good Reason.  If Executive resigns his employment for
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Good Reason, he shall be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus the Severance Benefit (as defined below).

          Termination By Company for Cause.  If the Executive's employment is
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terminated for Cause (as defined below), the Company shall have no liability to
Executive except to pay Executive's Base Compensation and any accrued benefits through his last day worked and Executive shall not be entitled to receive severance or other benefits.

          Termination By Company Without Cause.  If the Company terminates
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Executive's employment during the Employment Term without Cause (and for reasons other than Death, Disability or Change in Control as provided for in subsection
(g) immediately following), Executive shall be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus the Severance Benefit. Notice given by the Company of non-renewal of this Agreement as provided for herein shall be treated as a termination without Cause, unless the Notice specifically sets forth a basis for Cause, for purposes of this Section.

          Termination Due to Change in Control.  If the Company terminates
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Executive's employment without Cause (and for reasons other than Death or
Disability) in conjunction with a Change in Control (as defined below), Executive shall be entitled to receive all accrued but unpaid salary and benefits through the date of termination plus the Change in Control Benefit (as defined below).

          Cause.  The following acts by Executive, as determined by the Board in
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its reasonable discretion, shall constitute "Cause" for termination:

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               Theft or embezzlement, or attempted theft or embezzlement, of money or material tangible or intangible assets or property of the Company, its Subsidiaries or its employees or business relations;

               An intentional violation of any law or any act or acts of moral turpitude which negatively affects the interests, property, business, operations or reputation of the Company or its Subsidiaries;

               Other than as a result of a disability, a material failure to carry out effectively Executive's duties and obligations to the Company, or failure to devote to the Company's business the time required above, upon not less than ten (10) days' advance written notice of the asserted problem and a reasonable opportunity to cure;

               Gross negligence or willful misconduct in the performance of Executive's duties;

               Executive's material breach of this Agreement which, after written notice by the Company of such breach, is not cured within ten (10) days of such notice.

          Resignation for Good Reason.  Resignation by Executive of his
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employment for "Good Reason" shall mean a resignation by Executive within sixty
(60) days after any of the following events which occur without Executive's consent:

               A material diminution in Executive's position, duties or responsibilities;

               A relocation of the Company's headquarters more than 50 miles from its present location;

               A reduction in Executive's then Base Compensation; or

               The Company's material breach of this Agreement.

Prior to a Resignation for Good Reason, Executive shall give the Company written notice of the basis for his claim that he has Good Reason to terminate his employment and ten (10) days to cure.

          Change in Control.  For purposes of this Agreement, a "Change in
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Control" shall mean the occurrence of any of the following events:

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               A merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (A) in the case of a merger (other than a triangular merger) or a consolidation involving the Company, the stockholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or comparable successor rules), directly or indirectly, outstanding voting securities representing less than fifty percent (50%) of the combined voting power of the surviving entity in such merger or consolidation, and (B) in the case of a triangular merger involving the Company or a subsidiary of the Company, the stockholders of the company immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than fifty percent (50%) of the combined voting power of the surviving entity in such merger and less than fifty percent (50%) of the combined voting power of the parent of the surviving entity in such merger;

               An acquisition by any person, entity or "group" (within the meaning of Sections 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in clause (i)" of this
               Section 9(j)(i), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

               In the event that the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board. (However, if the subsequent election, or nomination by the Board for election by the Company's stockholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.)


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          Severance Benefit.  The "Severance Benefit" shall mean: (i)
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continuation of Executive's Base Compensation in effect immediately prior to such termination or resignation for the term of this Employment Agreement, but in any event such compensation shall be for no less than twelve (12) months ("Severance Benefit Period"); and (ii) continuation of Executive's employment benefits for the Severance Benefit Period.

          Change in Control Benefit. The "Change in Control Benefit" shall mean:
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               Continuation of Executive's Base compensation in effect
               immediately prior to such termination or resignation for a period equal to twice the amount of the Severance Benefit Period or the remainder of the then current Employment Term ("Change in Control Benefit Period"), whichever is longer; and

               Continuation of Executive's employment benefits for the Change in Control Benefit Period and reimbursement for post-retirement health care benefits; and

          Resignations.  Upon the end of Executive's employment for any reason,
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Executive shall be deemed to have resigned from any positions which he holds as a director or officer of the Company and any of its Subsidiaries or affiliates.

          Release.  Payment of the Severance Benefit or the Change in Control
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Benefit will be subject to Executive signing an agreement reconfirming his post-employment obligations contained in this Agreement and releasing the Company and all Subsidiaries and related parties from any claims, such agreement to be prepared by the Company or its designee.

          Key Executive Insurance.  The Company, at its discretion, may apply
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for and procure in its own name, or Executive's name, life and/or disability insurance on Executive in any amount specified by the Company. Executive agrees to cooperate in any medical or other examination, supply information and execute such applications as may be reasonably necessary to obtain and continue such insurance at the Company's expense.

          Successors and Assignees.  This Agreement may be assigned by the
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Company to any successor or assignee of a substantial portion of the business of the Company (whether by transfer of assets or stock, merger or other business combination). Executive may not assign his rights or obligations under this Agreement.

          Binding Effect.  This Agreement shall inure to the benefit of and be
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binding upon the parties and their respective heirs, successors, legal representatives and permitted assigns.

          Notices.  Any notice required or permitted to be given tinder this
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Agreement shall be sufficient if in writing and either delivered in person by reputable messenger or overnight

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delivery service, by telecopy (with confirmation of receipt) or sent by certified mail, postage prepaid, if to the Company at the Company's principal place of business, c/o Chairman of the Board, and if to the Executive, at his home address most recently filed with the Company, or to such other address as either party shall have designated in writing to the other party.

          Law Governing.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Texas for contracts to be performed in that State.

          Severability and Construction.  If any provision of this Agreement is
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declared void or unenforceable or against public policy, such provision shall be deemed severable and severed from this Agreement and the balance of this Agreement shall remain in full force and effect. If a court of competent jurisdiction determines that any restriction in this Agreement is overbroad or unreasonable under the circumstances, such restriction shall be modified or revised by such court to include the maximum reasonable restriction allowed by law.

          Arbitration.  Any dispute, claim or controversy arising out of or
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relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Texas, before one arbitrator. The arbitration shall be administered by the American Arbitration Association pursuant to its Employment Arbitration Rules and Procedures. Judgment on the Award may be entered in any court having jurisdiction. This clause shall not preclude the parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction. All fees and costs of any arbitration conducted pursuant to this Agreement shall be divided equally between the parties, with each paying his or its own attorney's fees, costs and expenses.

          Waiver.  Failure to insist upon strict compliance with any of the
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terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant or condition.

          Entire Agreement; Modifications.  This Agreement constitutes the
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entire agreement of the parties with respect to its subject matter and supersedes all prior agreements, oral and written, between the parties with respect to the subject matter of this Agreement. This Agreement may be modified or amended only by an instrument in writing signed by both parties.

          Employment and Income Taxes.  All payments made to Executive by the
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Company will be subject to withholding of income and employment taxes and other lawful deductions, as applicable.


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     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
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counterparts,  each  of which shall be deemed to be an original and all of which shall  constitute  one  and  the  same  Agreement.


IN WITNESS WHEREOF, the undersigned have set forth their hands as of the date first above written.



EXECUTIVE                          SUSTAINABLE POWER CORP.



\s\ John H. Rivera                 By:  \s\ Gerald Brent
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John H. Rivera                     Gerald Brent, Director and COO